UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2019

COMMAND CENTER, INC.

(Exact name of registrant as specified in its Charter)

Washington	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3609 S. Wadsworth Blvd., Suite 250, Lakewood, CO	80235
(Address of Principal Executive Offices)	(Zip Code)

(866) 464-5844

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	CCNI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 15, 2019, Command Center, Inc. (the “Company”) completed its acquisition of Hire Quest Holdings, LLC, a Florida limited liability company (“Hire Quest”), in accordance with the terms of the Agreement and Plan of Merger dated April 8, 2019 (the “Merger Agreement”) among the Company, CCNI One, Inc., a wholly-owned subsidiary of the Company (“Merger Sub 1”), Command Florida, LLC, a wholly-owned subsidiary of the Company (“Merger Sub 2”), Hire Quest, and solely for purposes of Sections 5.20(c), 5.20(e) and 5.23 of the Merger Agreement, Richard Hermanns as the representative of the members. In accordance with the Merger Agreement, (i) Merger Sub 1 was merged with and into Hire Quest (the “First Merger”), with Hire Quest being the surviving entity (the “First Surviving Company”), and (ii) immediately following the First Merger, the First Surviving Company was merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub 2 being the surviving entity (the “Surviving Company”).

Upon the closing of the Merger, all of the ownership interests in Hire Quest were converted into the right to receive an aggregate of 9,837,336 shares of the Company’s common stock (representing 68% of the shares of the Company’s common stock outstanding immediately after the effective time of the Merger).

This Amendment No. 1 to Current Report on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on 8-K filed by the Company with the Securities and Exchange Commission on July 17, 2019 (the “Original Report”) to include consolidated financial statements of Hire Quest, LLC and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Hire Quest, LLC as of and for the years ended December 31, 2018 and 2017, and the related notes thereto, as well as the unaudited consolidated financial statements of Hire Quest, LLC as of and for the quarters ended March 31, 2019 and 2018, and the related notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of March 29, 2019 and the unaudited pro forma condensed combined statements of operations for the quarter ended March 29, 2019 and the year ended December 31, 2018, and the related notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

The unaudited pro forma condensed combined financial statements were derived from the Company’s and Hire Quest’s separate historical consolidated financial statements. These pro forma financial statements may not necessarily reflect what the Company’s results of operations and financial position would have been had the Merger occurred during the periods presented in the pro forma financial statements, or what the Company’s results of operations and financial position will be in the future. In this context, it is important to note that the Company is in the process of transitioning to a franchise structure, and that its results of operations and financial position in future periods will be significantly affected by this transition.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Plante & Moran, PLLC
23.2	Consent of Charles A. Nichols, C.P.A., P.A.
99.1

Audited consolidated financial statements of Hire Quest, LLC as of and for the years ended December 31, 2018 and 2017, and the related notes thereto, as well as the unaudited consolidated financial statements of Hire Quest, LLC as of and for the quarters ended March 31, 2019 and 2018, and the related notes thereto

99.2

Unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of March 29, 2019 and the unaudited pro forma condensed combined statements of operations for the quarter ended March 29, 2019 and the year ended December 31, 2018, and the related notes thereto

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the expected benefits from the Merger and regarding the Offer and the expected benefits from the Offer. All statements other than statements of historical facts contained herein, including the statements identified in the preceding sentence and other statements regarding our future financial position, liquidity, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward- looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs.

Important factors that could cause actual results to differ from those in the forward-looking statements include: the possibility that anticipated benefits from the Merger, including without limitation the conversion of the Company’s business to a franchise model, will not be realized, or will not be realized within the expected time period or with the expected outcome; the risk that the Company and Hire Quest businesses will not be integrated successfully; and the risk that disruption from the integration will make it more difficult to maintain business and operational relationships.

Further information on risks we face is contained in our filings with the SEC, including our Form 10-K for the fiscal year ended December 28, 2018 and our definitive proxy statement on Schedule 14A filed with the SEC on June 18, 2019. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMAND CENTER, INC.
(Registrant)

Date: August 23, 2019	/s/ Cory Smith
Cory Smith
Chief Financial Officer